Strategic Partners Style Specific Funds

Strategic Partners Small Capitalization Value Fund

Supplement dated December 7, 2006 to

Prospectus and Statement of Additional Information (SAI) dated September 29, 2006

Cliff Hoover, CFA is no longer a portfolio manager for the portion of the Small Capitalization Value Fund subadvised by NFJ, and all references to Mr. Hoover contained in the prospectus and SAI are deleted. Chris Najork, CFA and Burns McKinney, CFA join Ben Fischer, CFA and Paul Magnuson as portfolio managers.

To reflect these changes, the indicated sections of the Prospectus and SAI are revised as set forth below:

The section of the prospectus entitled “ How the Fund is Managed—Portfolio Managers—Small Cap Value Fund” is amended by deleting all information pertaining to the NFJ portion of the Portfolio and substituting the following new information:

Ben Fischer, CFA, Paul Magnuson, Chris Najork, CFA and R. Burns McKinney, CFA manage the portion of the Fund advised by NJF. Mr. Fischer, Managing Director and Portfolio Manager, is a founding partner of NFJ Investment Group L.P. He has over 39 years' experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was Chief Investment Officer (Institutional and Fixed Income), Senior Vice President and Senior Portfolio Manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University. Paul Magnuson, Managing Director, is the Senior Research Analyst and a Portfolio Manager at NFJ. He has over 20 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Chris Najork, CFA, is a founding partner of NFJ Investment Group. He has over 37 years of experience encompassing equity research and portfolio management. Prior to the formation of NFJ Investment Group, he was a Senior Vice President, Senior Portfolio Manager and Analyst at NationsBank which he joined in 1974. Mr. Najork enjoyed a tour of duty as Director of Research for the University of Texas Endowment Fund in Austin, TX and returned to NationsBanks’s Corporate Asset Management Group. Mr. Najork received his BA degree and MBA from Southern Methodist University. R. Burns McKinney, CFA has 8 years of experience in equity research and financial analysis. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.

Messrs. Fischer and Magnuson have managed the Fund since 2005 and 2003, respectively, and Messrs Najork and McKinney have managed the Fund since November 2006.

The table for Small Capitalization Value Fund appearing in Part I of the SAI in the section entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Ownership of Fund Securities” is hereby amended by adding the following information pertaining to Messrs. Najork and McKinney. The information provided is as of October 31, 2006.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Chris Najork, CFA	None	None	4 other accounts with $100,096,729 in total assets under management	None
R. Burns McKinney, CFA	None	None	7 other accounts with $223,195,044 in total assets under management	None

LR0091